UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2017

Simlatus Corp.
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ON February 7, 2017, the Company entered into a Settlement and Release Agreement, as well as a Exchange Convertible Promissory Note (collectively “Settlement Documents”), with GHS Investments, LLC (“GHS”), a Nevada limited liability company.

On April 28, 2016, GHS entered into a Debt Assignment Agreement and a Convertible Promissory Note (collectively “Debt Assignment”) with Direct Capital Group, Inc., wherein, GHS purchased Fifteen Thousand Eight Hundred Eighty Six Dollars ($15,886.00) of interest that had accumulated on a Two Hundred Forty Thousand Dollars ($240,000) Note between Direct Capital Group, Inc. and Grid Petroleum Corporation, dating back to June 30, 2015 (Note #6), for consulting services provided by Direct Capital to Grid Petroleum.  GHS paid John Fullenkamp, the sole officer of Direct Capital Group, Inc., the purchase price of $15,886.

The Company did not receive any proceeds or compensation from the assignment of the $15,886 to GHS.  A Replacement Note (GHS Note #2) was entered into between the Company and GHS; a conversion notice was presented to the Company on May 5, 2016, and GHS converted Nine Thousand Seven Hundred Forty Dollars ($9,740) into 194,800,000 unrestricted common shares.  The share price on May 4, 2016, closed at $0.0002; the lowest intra-day trade during the time period set forth in the Replacement Note was $0.0001; and the shares were converted at the price of $0.00005 per share.  The remaining principal balance of the GHS Note #2 on May 5, 2016 was $6,146.

The next conversion request of Three Thousand Seven Hundred Dollars ($3,700) by GHS was denied by the Company; on August 7, 2016, the stock price was $0.12, there was an intra-day trade of $0.001 during the time period allowed under the terms of the GHS Note #2, and the request to convert was for 7,400,000 Shares at $0.0005.  The Company disputed the conversion, and interest and penalties were applied to the GHS Note #2, increasing the remaining $6,146 of the $15,886 GHS Note #2 to over Five Hundred Thousand Dollars.

Following several months of negotiating, the Company and GHS agreed to reduce the GHS Note #2 to One Hundred Fifty Thousand Dollars ($150,000) convertible at 30% discount to the average VWAP for the 15 trading days preceding the date of the conversion.  GHS is prohibited from converting more than Fourteen Thousand Dollars ($14,000) per week and from selling more than Two Thousand Eight Hundred Dollars ($2,800) per day.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Settlement and Release Agreement between GHS Investments, LLC and Simlatus Corporation

10.2	Exchange Convertible Promissory Note between GHS Investments, LLC and Simlatus Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2017

Simlatus Corporation

/s/ Gary B. Tilden
__________________________________
By:  Gary B. Tilden, CEO and Secretary